UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): August 14, 2023

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Binding Letter of Intent

On August 14, 2023, The Arena Group Holdings, Inc. (the “Company”) entered into a binding letter of intent (the “Letter of Intent”) with Simplify Inventions, LLC (“Simplify”). Pursuant to the Letter of Intent, Simplify will receive common equity in the Company (which represents approximately 65% ownership in the Company on a pro forma fully-diluted basis) in exchange for $25.0 million in cash, contribution to the Company of certain assets of Bridge Media Networks and a commitment by it and its affiliates to commit to spend $12.0 million per year for five years in guaranteed media spend across the Company’s print, television and digital properties. Simplify will also purchase 25,000 shares of a newly-created non-convertible Series L Preferred Stock of the Company for $25.0 million in cash (the transactions described in the preceding two sentences are referred to herein as the “Proposed Transaction”). The Series L Preferred Stock will have a 10% per annum payment-in-kind (“PIK”) coupon and will mature on the date that is five years from the closing date of the Proposed Transaction. Pursuant to the Letter of Intent, upon consummation of the Proposed Transaction, Simplify will have the right to appoint a majority of the Company’s board of directors. The acquired Bridge Media Network assets are expected to include all content creation assets, studios, studio equipment, advertising/media systems and personnel, intercompany agreements, and such other assets of Bridge Media Network (including, without limitation, Driven and TravelHost) to be identified and agreed upon by Simplify and the Company prior to the closing of the Proposed Transaction.

Consummation of the Proposed Transaction is subject to certain conditions including (i) the negotiation and execution of definitive documentation relating to the Proposed Transaction, (ii) the receipt of a fairness opinion relating to the Proposed Transaction from the Company’s financial advisor or other appropriate and reputable third party, (iii) the requisite approval of the Proposed Transaction by the Company’s stockholders and (iv) the receipt of any required regulatory approvals.

The Company expects to announce additional details regarding the Proposed Transaction when definitive documentation related thereto is executed.

The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Intent, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023.

Stockholder Voting and Support Agreements

Certain stockholders of the Company entered into voting and support agreements (the “Voting Agreements”) with the Company concurrently with the execution of the Letter of Intent, pursuant to which each such holder has agreed (i) to vote at any meeting of the stockholders of the Company (a “Company Stockholder Meeting”) all of its Company common stock held of record or thereafter acquired (the “Subject Shares”) in favor of the Proposed Transaction, (ii) to vote its Subject Shares at any Company Stockholder Meeting against any other proposal, action or agreement for an acquisition of, or change in control transaction involving, the Company and (iii) not to transfer its Subject Shares during the term of the Voting Agreement. Each Voting Agreement shall terminate upon (i) the termination or expiration of the Letter of Intent (or the termination or expiration of the definitive documents contemplated by the Letter of Intent), (ii) the consummation of the Proposed Transaction, (iii) the mutual written consent of the Company and the subject stockholder or (iv) in certain instances, fourteen days following the date the board of directors of the Company changes its recommendation that the stockholders of the Company approve the Proposed Transaction.

The foregoing description of the Voting Agreements is subject to and qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023.

Amendment to Third Amended and Restated Note Purchase Agreement

In connection with the Letter of Intent, on August 14, 2023, the Company entered into an amendment (the “Amendment”) to the Third Amended and Restated Note Purchase Agreement, dated December 15, 2022 (the “Note Purchase Agreement”), by and among the Company, the subsidiary guarantors party thereto, BRF Finance Co., LLC, as agent and purchaser (“BRF”), and the other purchasers from time to time party thereto (together with BRF, the “Purchasers”).

Pursuant to the Amendment, the Company has agreed to issue and the Purchasers have agreed to purchase $5 million aggregate principal amount of senior secured notes (the “2023 Notes”). The issuance of the 2023 Notes is subject to certain conditions precedent, including that the Company amend its financing and security agreement with SLR Digital Finance LLC (f/k/a Fast Pay Partners LLC) to permit the issuance of the 2023 Notes (the date upon which such conditions are satisfied, the “Amendment Effective Date”).

The Company will pay interest on the 2023 Notes at a rate of 10% per annum. The 2023 Notes will mature on December 31, 2026. The 2023 Notes will be subject to certain mandatory prepayment requirements, including, but not limited to, a requirement that the Company apply a portion of the net proceeds from the Proposed Transaction described above to repay the 2023 Notes. The Company may elect to prepay the 2023 Notes, at any time and from time to time, at its option at 100% of the principal amount thereof.

The 2023 Notes will be secured by liens on the same collateral that secures indebtedness under the Company’s outstanding secured notes (the “Outstanding Notes”) under the Note Purchase Agreement, and will be guaranteed by the Company’s subsidiaries that guarantee the Outstanding Notes. The 2023 Notes will be governed by the same covenants and events of default contained in the Note Purchase Agreement.

From and after the Amendment Effective Date, the Amendment will also amend the Note Purchase Agreement to, among other things, extend the maturity date of all Outstanding Notes issued pursuant to the Note Purchase Agreement to December 31, 2026 and fix the interest rate for all Outstanding Notes at 10% per annum. In addition, the Company will be required to prepay $20.0 million of the Outstanding Notes with a portion of the proceeds from the Proposed Transaction. Failure by the Company to repay $20.0 million of the Outstanding Notes and the 2023 Notes in full with the proceeds of the Proposed Transaction or failure by the Company to consummate the Proposed Transaction by December 31, 2023 will result in an Event of Default under the Note Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023.

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2023, the Company issued a press release announcing its financial results for the quarter ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished with this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 relating to the Amendment is set forth under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 14, 2023, the Company issued a press release announcing the execution of the Letter of Intent. A copy of the press release is filed as Exhibit 99.2 to the Current Report on Form 8-K and is incorporated herein by reference.

The information furnished with this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the expected execution of definitive documentation relating to the Proposed Transaction and the timing and completion of the Proposed Transaction. You can identify these statements by the use of terminology such as “believe”, “expect”, “will”, “should”, “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, the inability of the Company and Simplify to agree on mutually satisfactory terms and conditions to the definitive documentation related to the Proposed Transaction, the possibility that the conditions precedent to the Proposed Transaction may not be satisfied or waived; rejection of the Proposed Transaction by the Company’s stockholders; delay in closing the Proposed Transaction or the possibility of non-consummation of the Proposed Transaction, expected revenues, synergies and other benefits of the Proposed Transaction might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, the requisite regulatory approvals and clearances for the Proposed Transaction may be delayed or may not be obtained, the definitive documentation for the Proposed Transaction may be terminated, business disruptions may occur following or in connection with the Proposed Transaction and diversion of management’s attention due to the Proposed Transaction. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the “Risk Factors” section of the Company’s Securities and Exchange Commission (the “SEC”) filings, including the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not give any assurance that it will achieve its expectations. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction or otherwise.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the Company intends to file relevant materials with the SEC, including a preliminary and definitive proxy statement to be filed by the Company. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company in advance of the special meeting relating to the Proposed Transaction. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at the Company’s website copies of materials it files with, or furnishes to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposed Transaction. Information regarding the special interests of these directors and executive officers in the Proposed Transaction will be included in the definitive proxy statement referred to above. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its definitive proxy statement for the 2023 annual meeting of stockholders. Additional information regarding the interests of such individuals in the Proposed Transaction will be included in the definitive proxy statement relating to the Proposed Transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.govand the Company’s website. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of The Arena Group Holdings, Inc., dated August 14, 2023, announcing its financial results for the quarter ended June 30, 2023.
99.2	Press Release of The Arena Group Holdings, Inc., dated August 14, 2023, announcing the execution of the Letter of Intent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2023	THE ARENA GROUP HOLDINGS, INC.

	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer